The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              June 2, 1997
                                                     ---------------------



                               INTEGON CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                       13-3559471
------------                  ------------------------           ---------------
(State or Other               (Commission File Number)          (I.R.S. Employer
Jurisdiction of incorporation)                                   Identification



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)





                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

         On June 2, 1997, Integon Corporation (the "Company") issued a press release announcing the election of John B. McKinnon to the position of President and Chief Executive Officer. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 7.  Exhibits

         (c)      Exhibits.

                    Exhibit Number           Description
                    --------------           ------------

                           99.1              Press Release dated
                                             June 2, 1997 issued
                                             by the Company.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTEGON CORPORATION



       June 10, 1997                         By:   /s/ Donald F. McKee
       -------------                              ---------------------
            Date                                   Donald F. McKee
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

                                  Exhibit Index



Exhibit Number                     Description                          Page No.
--------------                     -----------                          --------

    99.1                 Press Release dated June 2, 1997                   5
                         issued by the Company

                                  Exhibit 99.1


                        PRESS RELEASE DATED JUNE 2, 1997
                              ISSUED BY THE COMPANY

Integon Corporation
Winston-Salem, NC 27152

Analysts Contact:
Gay Huntsman (910) 770-8434

Media Contact:
Turner Coley (910) 760-3000


Integon Elects President And CEO

WINSTON-SALEM, NC, June 2, 1997 The Board of Directors of Integon Corporation (NYSE:IN) announced today the election of John B. McKinnon, a current director of the Company, to the position of President and Chief Executive Officer. John C Head III will continue to serve as Chairman of the Board. Previously, the Board announced the hiring of Goldman, Sachs & Co. to pursue strategic alternatives, including the sale of the Company.

        Mr. McKinnon, a resident of Winston-Salem, is currently a private business advisor. He served as the Dean of the Babcock Graduate School of Management at Wake Forest University from July 1989 until he retired in May 1995. Prior to serving as Dean at the graduate school, Mr. McKinnon was the president of Sara Lee Corporation.

        The Company previously conducted a search for a new CEO, a process that was delayed pending the review of strategic alternatives. Mr. McKinnon will lead the search process upon completion of the strategic review.

        Integon Corporation, through its wholly owned property and casualty insurance subsidiaries, specializes in the underwriting and marketing of nonstandard and other specialty automobile insurance products to individuals. The Company, headquartered in Winston-Salem, North Carolina, markets its products through approximately 13,000 agencies in 30 states.

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